UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22403

Investment Company Act file number

SCS Hedged Opportunities Master Fund, LLC

(Exact name of registrant as specified in charter)

One Winthrop Square

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Peter H. Mattoon

c/o SCS Capital Management, LLC

One Winthrop Square

Boston, Massachusetts 02110

(Name and address of agent for service)

(617) 204-6400

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

1

Item 1. Reports to Stockholders.

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SCS HEDGED OPPORTUNITIES FUND, LLC

Semi-Annual Report

September 30, 2014

One Winthrop Square  |  Boston, MA 02110

617.204.6400  |   www.scsfinancial.com

SCS Hedged Opportunities Fund, LLC

SCS Hedged Opportunities Fund, LLC

Shareholder Letter

Dear Investors,

The SCS Hedged Opportunities Fund, LLC (the “Fund”) returned +2.25% net of all fees and expenses for the six months ending September 30, 2014. The HFRI Fund of Fund Composite Index returned +2.11% over the same period. Over the twelve month period to the end of September 2014, the Fund returned +8.46% and exceeded the benchmark return of +6.45% with a similar level of volatility. Since inception (September 1, 2010) the Fund has returned +4.16% and the benchmark +3.97%, on an annualized basis. Further discussion of performance in this letter relates to the 6 months ending September 30, 2014, unless otherwise stated.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that an investment may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Performance numbers are net of management fees, incentive fees and expenses. Performance current to the most recent month end may be obtained by calling (617) 204-6400.

Market Overview

Divergence characterized economies and markets during the six month period under review. Growth in the US economy easily outpaced other developed countries. In Europe, some countries slipped into recession and in Japan, an increase in the sales tax caused growth to slow. China continued to grapple with transitioning its economy from manufacturing-based growth to one driven by consumption. Low to declining inflation remained the one common theme among most developed economies. Central bank intervention continued to influence investor behavior. In the U.S., investors focused on the possibility that the Federal Reserve might increase rates sooner than expected (a fear that later dissipated), while in Europe, attention centered on deflationary pressures and the European Central Bank’s promise of more action to stimulate growth. Many equity markets had risen up until September but the build-up in macro-economic concerns finally took their toll on investor sentiment and led to a spike in volatility causing equity markets to give up some of their previous gains. Smaller capitalization stocks in the U.S. and in other markets fell sharply and recorded negative returns in the period. The Russell 2000 Index, a measure of small cap performance, returned -5.46% over the six months period. Lower quality credit and commodities also fell. High grade fixed income securities proved the main beneficiaries of this risk-off behavior with the Barclays Aggregate Bond Index returning +2.21%. As discussed below, hedge fund strategies reacted differently to these pressures and in some instances had to weather stock specific issues that arose from geopolitical and government intervention.

Performance Review

Most of the strategies and managers in the Fund generated positive returns and performed better than their respective benchmarks in the period. The main contributors to performance included credit, long/short equity and event driven strategies while multi-strategy lagged its benchmark.

In aggregate, our credit managers returned +6.54% and exceeded the HFRI Distressed/Restructuring Index return of +0.63%. Credit accounts for about a quarter of Fund assets. Distressed US non-agency residential mortgage-backed securities (RMBS) make up a large part of our credit exposure and performed well. Relative to the benchmark, not holding much exposure to corporate distressed debt helped performance. The period of heightened volatility and risk aversion together with macro-economic related concerns lowered returns for the benchmark.

To some extent, the characteristics of RMBS held in the portfolio contributed to dulling the effects of market volatility. The most important characteristic lies in the high visibility of cash flows from mortgage payments given the relatively short life of the securities held. Absent a renewed downturn in the housing market, investors believe that cash flows from these securities will meet expectations. Our managers have also sought to potentially enhance returns by adding a modest amount of leverage or purchasing mortgage securities that may be subject to “put back litigation” owing to errors in mortgage documentation by originators.

Liquidating estates account for another area of credit held by our managers. Claims on the Lehman Brothers estate include the holding company as well as the brokerage unit. While claims on the holding company rose in value over the six months, those related to the brokerage unit declined after a court ruled that certain assets could not form part of a payout to claimants. In September, the Lehman trustee announced its sixth distribution bringing total capital returned to creditors to $92bn.

Our event driven managers returned +2.80%, in aggregate, and the HFRI Event Driven Index returned +1.14%. The strategy accounts for about a third of the Fund. Our three managers focus on different markets and adopt slightly different investment approaches but all seek out situations reliant on company specific events for share price appreciation. West Face invests primarily in Canada and often takes an activist position, Jet focuses mainly on U.S. companies involved in legal, regulatory or transactional change and Tyrus concentrates on Europe and invests in takeover candidates, companies undergoing a restructuring and other special situations. Holdings that involved some form of restructuring and that performed well include a Canadian food producer that announced the sale of its bakery division and a Canadian engineering and construction business that sold one of its businesses. Our manager continues to work with the firm’s management to unlock shareholder value.

The environment for merger and acquisition activity outside of tax inversion deals remained healthy. Holdings that contributed to gains included a European travel company that was acquired at a significant premium, a European pharmaceutical company that acquired another company which investors viewed as enhancing the value of the acquirer, and a U.S. pharmaceutical company acquired by an Irish domiciled competitor.

Our allocation of 17% to long/short equity managers returned +6.89% and the HFRI Equity Hedge Index returned +0.88%. A major contributor to performance came from the initial public offering (IPO) of Alibaba in which one of our managers owned stock. The shares rose strongly on their market debut. Long and short holdings in internet and media related stocks contributed positively to returns.

Our multi-strategy managers form almost 20% of the Fund and returned +0.25%, underperforming the HFRI Fund Weighted Composite Index, which returned +2.29%. This dip in performance comes after a long period of strong performance by our managers. In 2013, our multi-strategy managers returned 19.64%, in aggregate. Serengeti, Taconic and Azentus invest in credit and equity securities, and employ different strategies including macro and arbitrage. Credit holdings performed well in the period with RMBS and liquidating estates, such as Lehman Brothers and Icelandic banks, adding value. On balance, equity holdings detracted from performance. Declines in energy stocks and an alternative asset manager offset gains in holdings in Greater China, an online gaming company and select bank stocks undergoing a recapitalization.

Portfolio Positioning and Outlook

Since April, the portfolio has become more concentrated in order to increase the contribution each manager makes to performance. Equity market exposure has increased mainly through adding to event driven managers, Tyrus and West Face. We increased our allocation to a long/short equity manager, where management runs a concentrated portfolio of stocks and is willing to trade frequently. A low net exposure tempers the risk associated with market direction but amplifies stock selection. We reduced our exposure to Perella Weinberg as the manager harvested gains in liquid assets and Serengeti Lycaon and increased the allocation to Angelo Gordon. We redeemed from our relative value manager largely as a result of performance issues.

At the time of writing, equity markets have recovered much of the declines of September/October. Our equity managers used the period to add to existing holdings where price movements became detached from their estimates of the stocks’ value. They also reconfirmed their view that catalysts exist to unlock value in event driven situations. As always, efforts were directed at finding new opportunities. In a fixed income market that appears expensive on many measures and equity markets that appear fully valued at best and overvalued at worst, our managers offer a means of accessing niche investment opportunities that have the potential to generate returns above traditional equity and bond markets. In addition, we believe the Fund is well positioned to take advantage of opportunities we see emerging over the coming year.

If you wish to learn more about the Fund please don’t hesitate to contact us. As always, we value and appreciate your continued support.

Sincerely,

SCS Financial

Important Definitions and Disclosures

Past performance is not a guarantee of future results.

Opinions expressed are subject to change at any time, are not guarantees and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

This material is not an invitation to subscribe for interests in the Fund and is by way of information only. Sales of interests shall be made on the basis of the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”) only and are not offered to any prospective investor who does not satisfy certain minimum financial and sophistication criteria, or in any jurisdiction in which such offer is not authorized.

An investment in alternative investments can be highly illiquid, is speculative and not suitable for all investors. Investing in alternative investments is only intended for experiences and sophisticated investors who are willing to bear the high economic risk associated with such an investment. Performance may be volatile and there is no guarantee or assurance that an investment in the Fund will achieve its investment objective.

Diversification does not assure a profit or protect against loss in a declining market.

Before making an investment decision, investors should consider the suitability of this investment with respect to their investment objectives and personal situation and consider factors such as-their personal net worth, income, age, risk tolerance and liquidity needs.

An investment in the Fund, and the underlying funds in which the Fund invests through its investment in the Master Fund (collectively, “Alternative Investment Funds”), involves risks, including the following:

•

Past performance of the Fund, as well as any Alternative Investment Fund in which it invests, is not indicative of future performance. The value of the Fund’s investments will fluctuate, and there is no assurance that the Fund will achieve its investment objective.

•

Investing in the Fund and the Alternative Investment Funds involves a significant degree of market risk. No assurance can be given that the strategy or strategies utilized by the Fund or an Alternative Investment Fund will be successful under any or all future market conditions. Changes in general economic conditions may affect the profitability of the Fund or an Alternative Investment Fund or specific strategies used by such funds.

•

An investment in an Alternative Investment Fund may be highly illiquid. Such funds are subject to lock up periods and restrictions on redemptions, including in some cases suspensions. In addition, there is no secondary market for the interests in Alternative Investment Funds, including the Fund, and none is expected to develop. There are substantial restrictions on transferring of the interests in the Fund.

•

Alternative Investment Funds generally are not subject to the same regulatory oversight as more conventional investment vehicles, such as mutual funds, and involve risks not associated with more conventional investments.

•

Due to the early life-cycle of some Alternative Investment Funds, such funds may experience significant loss as a result of declines in an economic sector, industry group, stock market or for portfolio infrastructure failure.

•

The Fund and the Alternative Investment Funds in which it invests may be leveraged and may involve other speculative investment practices that may increase the risk of investment loss. Short selling for example involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited losses. In addition, investments in commodities contracts and all derivative instruments, including futures and options, involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact in the performance of the Fund or Alternative Investment Fund. The prices of such investments are highly volatile and they are subject to the risk of failure of any exchanges on which the positions trade or of a clearing house.

•	Investments in foreign securities involve greater risk, including currency risk, different accounting standards and are subject to political instability.

•	Neither the Fund, nor the Alternative Investment Funds in which they invest, are required to provide periodic pricing or valuation information to investors with respect to individual investments.

•

Because of the complex nature of Alternative Investment Funds’ investments, the distribution of tax information to investors may be subject to delays, which may result in the need to request an extension.

•

The Fund is subject to multiple layers of fees and expenses, which may offset trading profits. By investing in a fund-of-fund such as the Fund, an investor will indirectly bear his or her share of any fees and expenses charged by the underlying funds, in addition to the fees and expenses of the Fund. The Fund also bears its pro rate share of any fees or expenses incurred by the Master Fund.

Definitions

HFRI Fund of Funds Composite Index — The HFRI Fund of Funds Composite Index is an equal weighted, net of fee, index composed of approximately 800 fund of hedge funds. Performance of an overall market is affected by the size as well as performance of funds of hedge funds. An equal weighted index may remove the bias towards larger funds of hedge funds at the expense of underweighting their influence on the overall market.

HFRI Distressed Restructuring Index — The HFRI Distressed Restructuring Index tracks hedge fund investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments.

HFRI Equity Hedge Index includes performance of funds which maintain positions in both long and short equities and equity derivative securities. Equity Hedge managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities - both long and short.

HFRI Fund Weighted Composite Index is an equally weighted performance index of the HFRI hedge fund strategy indices. The HFRI hedge fund strategy indices are broken down into 32 different indices (the fund of funds indices are not included in the HFRI Fund Weighted Composite Index) and are not investable.

HRFI Event Driven (Total) Index includes performance of funds which maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments.

Russell 2000 Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of the biggest U.S. stocks.

Barclays Aggregate Bond Index is a broad based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

An investment cannot be made directly in an index.

Cash flow as used in this letter refers to the amount of cash generated by the investment and reflects the income produced by the asset and can also include the return of principal.

For a complete description of the investment objectives, risks (including additional risks related to certain potential Fund investments and/or strategies such as Margin Borrowing, Arbitrage, Swap Agreements, Call and Put Options and other Hedging Transactions), as well as conflicts of interest, fees and expenses associated with an investment in the Fund please review the relevant sections in the Fund’s Offering Memorandum which should be reviewed in its entirety prior to investment.

This document has been prepared solely for the use of the intended recipient (the “Recipient”). By accepting delivery of this presentation, each Recipient undertakes not to reproduce or distribute this presentation in whole or in part, nor to disclose any of its contents (except to professional advisors), without the prior written consent of SCS Financial Services, LLC (“SCS”). The information contained herein is proprietary and confidential and may contain commercial or financial information, trade secrets and/or intellectual property of SCS and/or its affiliates.

Quasar Distributors, LLC, distributor

SCS Hedged Opportunities Fund, LLC

Statement of Assets & Liabilities

September 30, 2014 (Unaudited)

Assets
Investments in SCS Hedged Opportunities Master Fund, LLC, at fair value	$37,724,422
Receivable from SCS Hedged Opportunities Master Fund, LLC	142,904

Total Assets	37,867,326

Liabilities
Redemption payable	142,904
Payable to Adviser	21,552
Due to Master Fund	4,390
Shareholder servicing fees payable	6,975

Total Liabilities	175,821

Net Assets	$37,691,505

Net Assets Consist of:
Paid in capital	$33,441,585
Accumulated net investment loss	(3,184,986)
Accumulated net realized gain on investments sold	1,797,527
Net unrealized appreciation on investments	5,637,379

Net Assets	$37,691,505

Net Asset Value, 1,276,744 shares issued (unlimited shares authorized, no par value)	$29.52

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Operations

For the Six Months Ended September 30, 2014 (Unaudited)

Investment Income
Interest income allocated from SCS Hedged Opportunities Master Fund, LLC	$5

Expenses
Expenses allocated from SCS Hedged Opportunities Master Fund, LLC (Note 2B)	$344,155
Shareholder servicing fees	11,148
Printing and mailing expenses	7,631
Registration expenses	2,304
Tax expense	1,075

Total Expenses	366,313

Recovery of previous waiver	63,523

Net Expenses before waiver	429,836

Waivers by Adviser (Note 2B)	(12,872)

Net Expenses	416,964

Net Investment Loss	(416,959)

Realized and Unrealized Gain on Investments Allocated from SCS Hedged Opportunities Master Fund, LLC
Net realized gain on sale of investments	439,677
Net change in unrealized appreciation on investments	684,569

Net Gain from Investments Allocated from SCS Hedged Opportunities Master Fund, LLC	1,124,246

Net Increase in Net Assets Resulting from Operations	$707,287

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Changes in Net Assets

	Six Months Ended September 30, 2014 (Unaudited)	Year ended March 31, 2014
Change in Net Assets Resulting from Operations
Net investment loss	$(416,959)	$(682,323)
Net realized gain on sale of investments	439,677	1,869,587
Net change in unrealized appreciation on investments	684,569	1,227,764

Net Increase in Net Assets Resulting from Operations	707,287	2,415,028

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	8,454,500	2,315,750
Payments for shares redeemed	(421,198)	(2,040,078)

Net Increase in Net Assets Resulting from Capital Transactions	8,033,302	275,672

Net Increase in Net Assets	$8,740,589	$2,690,700

Net Assets, Beginning of Period	$28,950,916	$26,260,216

Net Assets, End of Period	$37,691,505	$28,950,916

Accumulated Net Investment Loss	$(3,184,986)	$(2,768,027)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Cash Flows

For the Period Ended September 30, 2014 (Unaudited)

Cash Flows from Operating Activities
Purchases of investment in SCS Hedged Opportunities Master Fund, LLC	$(8,315,489)
Sales of investment in SCS Hedged Opportunities Master Fund, LLC	278,294
Investments paid in advance	350,000
Expenses paid	(79,663)

Net Cash Used in Operating Activities	(7,766,858)

Cash Flows from Financing Activities
Proceeds from subscriptions	8,454,500
Distributions for redemptions	(273,904)
Proceeds from advance subscriptions	(413,738)

Net Cash Provided by Financing Activities	7,766,858

Net Decrease in Cash	—
Cash — Beginning of Period	—

Cash — End of Period	$—

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities
Net increase in net assets resulting from operations	$707,287
Net decrease in advance subscriptions to investments	350,000
Net realized gain on investments	(439,677)
Net change in unrealized appreciation on investments	(684,569)
Net increase in receivable from SCS Hedged Opportunities Master Fund, LLC	(142,904)
Net decrease in payable to Adviser	(9,884)
Net increase in shareholder servicing fees payable	3,030
Income allocated from SCS Hedged Opportunities Master Fund, LLC	(5)
Expenses allocated from SCS Hedged Opportunities Master Fund, LLC	344,155
Purchases of investment in SCS Hedged Opportunities Master Fund, LLC	(8,315,489)
Sales of investment in SCS Hedged Opportunities Master Fund, LLC	421,198

Net Cash Used in Operating Activities	$(7,766,858)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Financial Highlights

	Six Months Ended September 30, 2014 (Unaudited)		Year ended March 31, 2014	Year ended March 31, 2013	Year ended March 31, 2012	Period from September 1, 2010(1) through March 31, 2011
Per Share Operating Performance
Beginning net asset value	$28.87		$26.41	$25.45	$26.32	$25.00
Income (Loss) From Investment Operations
Net investment loss(2)	(0.37)		(0.69)	(0.64)	(0.64)	(0.37)
Net gain (loss) from investments in Portfolio Funds	1.02		3.15	1.60	(0.23)	1.69

Total from Investment Operations	0.65		2.46	0.96	(0.87)	1.32

Ending Net Asset Value	$29.52		$28.87	$26.41	$25.45	$26.32

Total return(3)	2.25	%(4)	9.31%	3.78%	(3.31)%	5.28	%(4)
Supplemental Data and Ratios
Net assets, end of period	$37,691,505		$28,950,916	$26,260,216	$38,753,180	$26,522,376
Ratio of expenses to weighted average net assets before waivers	2.58	%(5)	2.50%	2.63%	3.01%	7.84	%(5)
Ratio of expenses to weighted average net assets after waivers	2.50	%(5)	2.50%	2.50%	2.50%	2.50	%(5)
Ratio of net investment loss to weighted average net assets before waivers	(2.58	)%(5)	(2.50)%	(2.63)%	(3.01)%	(7.83	)%(5)
Ratio of net investment loss to weighted average net assets after waivers	(2.50	)%(5)	(2.50)%	(2.50)%	(2.50)%	(2.49	)%(5)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Total return would have been lower if certain expenses would not have been waived.

(4)	Not annualized.

(5)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Notes to Financial Statements

September 30, 2014 (Unaudited)

1.	Organization

SCS Hedged Opportunities Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Fund pursues its investment objective by investing substantially all of its assets in the SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”), a closed-end, non-diversified management investment company that is registered under the 1940 Act. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds (“Portfolio Funds”) managed by portfolio managers with differing styles and strategies.

The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Master Fund owned by the Fund at September 30, 2014 was 82.88%.

The Fund and Master Fund are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. The same directors also serve as the Master Fund’s Board.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. Expenses allocated to the Fund for its indirect investments in the Portfolio Funds are not included in the Fund’s Statement of Operations or Financial Highlights.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, and/or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.50% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). During the six months ended September 30, 2014, the Adviser has voluntarily included income taxes paid by the Fund in the amount of $1,075 in the operating expenses subject to limitation. Under the terms of the Expense Limitation Agreement, income taxes of the Fund are not contractually required to be included in operating expenses subject to limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser for such amounts. Reimbursement will be made as promptly as possible, but only to the extent that it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Fund. For the year ended March 31, 2014 and the six months ended September 30, 2014, the Adviser waived expenses in the amount of $0 and $12,872, respectively. During the year ended March 31, 2014 and the six months ended September 30, 2014, the Adviser recouped previously waived expenses in the amount of $275,740 and $63,523, respectively. As of September 30, 2014 the remaining waived advisory fees subject to potential recovery are $113,432, $45,274 and $12,872 expiring in 2015, 2016 and 2018, respectively.

C. Investments in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of September 30, 2014. Valuation of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

D. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

E. Fair Value

The fair values of the Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the statement of assets and liabilities.

F. Income Taxes

The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of September 30, 2014, the Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

G. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Management and Performance Fees, Administration Fees, Custodian Fees and Shareholder Servicing Fees

Each of the Fund and the Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 0.50% of the Master Fund’s net assets effective April 1, 2013. Prior to April 1, 2013, the Master Fund’s Advisor Fee was accrued and paid at an annual rate of 1.25% of the Master Fund’s net assets. So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Investment Advisory Agreement. The Fund does however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Adviser by the Master Fund.

The Fund and the Master Fund have engaged U.S. Bancorp Fund Services, LLC to serve as its administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

The Fund and the Master Fund have engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

The Fund (and not the Master Fund) will pay shareholder servicing fees to financial intermediaries and certain financial advisers that have agreed to provide ongoing investor services to investors in the Fund that are their customers (Investor Service Providers). Shareholder servicing fees are accrued monthly at an annual rate not to exceed 0.35% of the Fund’s net assets. Not all shareholders utilize Investor Service Providers to invest in the Fund. The Fund’s accruals are adjusted to the extent the actual expenses paid for shareholder servicing fees are less than 0.35% of the Fund’s net assets.

4.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing each of the Fund’s and the Master Fund’s investment program and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund and the Master Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A listing of the Board members is on the back cover of this report. The Directors who are not employed by the Adviser are each paid (in the aggregate) by the Fund and the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Fund and the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund or the Master Fund. Two of the Directors are employees of the Adviser and receive no compensation from the Fund or Master Fund for serving as Directors.

All of the Officers of the Fund and Master Fund are affiliated with the Adviser. Such Officers receive no compensation from the Fund or Master Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

5.	Shareholder Transactions

No shareholder will have the right to require the Fund to redeem shares, although the Fund may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase shares on the last business day of each calendar quarter. The minimum initial investment required is $25,000.

The Fund had 1,276,744 shares outstanding at September 30, 2014. The Fund has issued 288,107 shares through shareholder subscriptions and redeemed 14,287 shares through shareholder redemptions during the six months ended September 30, 2013. The Fund issued 84,539 shares through shareholder subscriptions and redeemed 75,841 shares through shareholder redemptions during the year ended March 31, 2014.

As of September 30, 2014, one shareholder owned 31.33% of outstanding shares of the Fund. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. As of September 30, 2014, the Adviser had investment discretion of 79.20% of the outstanding shares of the Fund.

6.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

7.	Fair Value of Financial Instruments

The Fund invests substantially all of its assets in the Master Fund. Fair value of financial instruments of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements as of September 30, 2014, in its semi-annual report.

8.	Subsequent Events

The Fund has evaluated all subsequent events through November 26, 2014, the date these financial statements were issued. The Fund has not identified any subsequent events requiring financial statement disclosure as of November 26, 2014.

SCS Hedged Opportunities Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and Master Fund and information regarding how the Fund and Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Offering Memorandum includes additional information about the Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Master Fund, LLC

Investment Strategy Allocation

As of September 30, 2014 (Unaudited)

(Expressed as a Percentage of Total Long-Term Fair Value)

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

September 30, 2014 (Unaudited)

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN INVESTMENT COMPANIES — 95.89%[a]
Credit — ABS — 6.00%[a]
Perella Weinberg Partners Asset Based Value Fund LP	$1,960,666	$2,730,866	12/31/2014	Quarterly	90

Credit — Insurance — 0.06%[a]
Serengeti Multi-Series LLC — Series E, Sub-Series 2	26,567	29,130	n/a	Illiquid	n/a

Credit — RMBS — 10.45%[a]
AG Mortgage Value Partners, L.P.	3,477,378	4,757,600	1/31/2015	Quarterly	90

Credit — Structured Credit — 13.46%[a]
Serengeti Lycaon Partners LP	2,320,326	3,696,211	12/31/2014	Quarterly	87
Serengeti Multi-Series LLC — Series E, Sub-Series 4	131,492	190,933	n/a	Illiquid	n/a
West Face Credit Opportunities L.P.	1,600,000	2,240,755	12/31/2014	Quarterly	90

		6,127,899

Equity Long/Short — Global — 1.37%[a]
Passport Global Strategies III Ltd.[c]	32,175	4,914	n/a	Illiquid	n/a
Serengeti Multi-Series LLC — Series E, Sub-Series Equities	626,574	618,334	4/30/2015	Monthly	87

		623,248

Equity Long/Short — Regional Specialist — 4.82%[a]
Janchor Partners Pan-Asian Fund	636,985	860,144	11/30/2014	Monthly	60
Janchor Partners Pan-Asian Fund — Series P1	1,000,000	1,333,705	10/17/2014	Illiquid	n/a

		2,193,849

Equity Long/Short — Sector — 12.41%[a]
Altimeter Partners Fund, L.P.	1,900,000	3,253,780	12/31/2014	Semi-Annually	60
JAT Capital Domestic Fund, L.P.	2,400,000	2,395,990	3/31/2015	Quarterly	45

		5,649,770

Event Driven — Merger/Arbitrage — 9.42%[a]
Jet Capital Select Opportunities Fund, L.P.	4,000,000	4,287,436	10/31/2014	Monthly	30

Event Driven — Regional Specialist — 18.87%[a]
Tyrus Capital Opportunities Fund, L.P.	3,600,000	4,272,597	12/31/2014	Quarterly	90
West Face Long Term Opportunities, Limited	3,760,617	4,313,689	12/31/2014	Quarterly	90

		8,586,286

Multi-Strategy — Event Driven — 16.73%[a]
Eton Park Fund, L.P.	346,846	437,257	12/31/2014	Quarterly	65
Serengeti Opportunities Partners, LP	882,588	1,332,078	3/31/2015	Semi-Annually	87
Serengeti Opportunities Partners, LP — Class G	1,301,444	1,739,649	12/31/2014	Quarterly	87
Taconic Opportunity Fund II L.P.	3,775,000	4,105,524	12/31/2014	Quarterly	60

		7,614,508

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

September 30, 2014 (Unaudited) — (continued)

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
Multi-Strategy — Regional Specialist — 2.30%[a]
Azentus Global Opportunities Fund L.P.	$ 991,406	$ 1,045,475	12/31/2014	Quarterly	45

TOTAL INVESTMENTS IN INVESTMENT COMPANIES (Cost $34,770,064)		43,646,067

	Shares
SHORT TERM INVESTMENT — 2.48%[a]
First American Treasury Money Market Fund — Class Z, 0.00%[d]	1,128,758	1,128,758

TOTAL SHORT TERM INVESTMENTS (Cost $1,128,758)		1,128,758

Total Investments (Cost $35,898,822) — 98.37%[a]		44,774,825
Other Assets in Excess of Liabilities — 1.63%[a]		740,847

TOTAL NET ASSETS — 100.00%[a]		$45,515,672

Footnotes

[a]	Percentages are stated as a percent of net assets.

[b]

Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after September 30, 2014 that redemption from a tranche is available without fees. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the Portfolio Fund’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.

[c]	Currently in liquidation. Receiving proceeds as Manager liquidates underlying assets.

[d]	Rate reported is the 7-day current yield as of September 30, 2014.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Assets & Liabilities

September 30, 2014 (Unaudited)

Assets
Investments in Portfolio Funds, at fair value (cost $34,770,064) (Notes 2D and 2E)	$43,646,067
Short term investment (cost $1,128,758)	1,128,758
Investment paid in advance	700,000
Receivable for investments sold	656,250
Prepaid expenses	6,900
Other receivable	183,245

Total Assets	46,321,220

Liabilities
Investment advisory fee payable (Note 5)	55,865
Redemptions payable	611,393
Directors fee payable (Note 6)	33,000
Audit and tax return fee payable	73,732
Accrued expenses and other liabilities	31,558

Total Liabilities	805,548

Net Assets	$45,515,672

Net Assets Consist of:
Paid in capital	$38,730,983
Accumulated net investment loss	(4,857,781)
Accumulated net realized gains	2,766,467
Net unrealized appreciation on investments	8,876,003

Net Assets	$45,515,672

Net Asset Value, 1,571,134 shares issued (unlimited shares authorized, no par value)	$28.97

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Operations

For the Six Months Ended September 30, 2014 (Unaudited)

Investment Income
Interest income	$7

Expenses
Investment advisory fees (Note 5)	$107,873
Audit and tax return	81,470
Legal fees	74,385
Directors’ fees (Note 6)	63,000
Portfolio accounting and administration fees (Note 5)	37,871
Tax expense	36,797
Insurance expense	26,150
Registration fees (Note 5)	2,690
Custody fees	2,500
Transfer agent fees and expenses	2,500
Other expenses	7,279

Total Expenses	442,515

Net Investment Loss	(442,508)

Realized and Unrealized Gain on Investments
Net realized gain on sale of investments	$419,770
Net change in unrealized appreciation on investments	1,081,418

Net Gain from Investments	1,501,188

Net Increase in Net Assets Resulting from Operations	$1,058,680

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Changes in Net Assets

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Change in Net Assets Resulting from Operations
Net investment loss	$(442,508)	$(789,737)
Net realized gain	419,770	3,157,793
Net change in unrealized appreciation on investments	1,081,418	2,055,770

Net Increase in Net Assets Resulting from Operations	1,058,680	4,423,826

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	8,327,129	2,598,125
Payments for shares redeemed	(4,548,578)	(14,983,948)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	3,778,551	(12,385,823)

Net Increase (Decrease) in Net Assets	$4,837,231	$(7,961,997)

Net Assets, Beginning of Period	$40,678,441	$48,640,438

Net Assets, End of Period	$45,515,672	$40,678,441

Accumulated Net Investment Loss	$(4,857,781)	$(4,415,273)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Cash Flows

For the Six Months Ended September 30, 2014 (Unaudited)

Cash Flows from Operating Activities
Purchases of Portfolio Funds	$(8,388,018)
Sales of Portfolio Funds	10,509,782
Sales of short term investments, net	2,403,528
Investments paid in advance	(700,000)
Expenses paid	(476,849)

Net Cash Provided by Operating Activities	3,348,450

Cash Flows from Financing Activities
Proceeds from subscriptions	8,241,531
Distributions for redemptions	(11,209,424)
Proceeds from advance subscriptions	(380,557)

Net Used in Financing Activities	(3,348,450)

Net Decrease in Cash	—
Cash — Beginning of Period	—

Cash — End of Period	$—

Reconciliation of Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$1,058,680
Advance subscriptions to investments	(700,000)
Net realized gain on investments	(419,770)
Net change in unrealized appreciation on investments	(1,081,418)
Net decrease in prepaid expenses	20,050
Net increase in investment advisory and management fees payable	35,790
Net decrease in accrued expenses and other liabilities	(90,174)
Purchases of limited partnerships	(8,388,018)
Sales of limited partnerships	10,509,782
Sales of short term investments, net	2,403,528

Net Cash Provided by Operating Activities	$3,348,450

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Financial Highlights

	Six Months Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period from September 1, 2010(1) through March 31, 2011
Per Share Operating Performance
Beginning net asset value	$28.26		$25.67	$24.66	$25.53	$25.00
Income (Loss) From Investment Operations
Net investment loss(2)	(0.30)		(0.46)	(0.54)	(0.62)	(1.05)
Net gain (loss) from investments	1.01		3.05	1.55	(0.25)	1.58

Total from Investment Operations	0.71		2.59	1.01	(0.87)	0.53

Ending Net Asset Value	$28.97		$28.26	$25.67	$24.66	$25.53

Total return	2.51	%(3)	10.09%	4.10%	(3.41)%	2.12	%(3)
Supplemental Data and Ratios
Net assets, end of period	$45,515,672		$40,678,441	$48,640,438	$61,049,766	$32,082,265
Ratio of expenses to weighted average net assets(5)	2.05	%(4)	1.70%	2.19%	2.51%	7.18	%(4)
Ratio of net investment loss to weighted average net assets(5)	(2.05	)%(4)	(1.70)%	(2.19)%	(2.51)%	(7.17	)%(4)
Portfolio turnover rate	11.20	%(3)	26.86%	20.04%	17.56%	4.21	%(3)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Not annnualized.

(4)	Annnualized.

(5)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Portfolio Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Notes to Financial Statements

September 30, 2014 (Unaudited)

1.	Organization

SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds (“Portfolio Funds”) managed by portfolio managers with differing styles and strategies.

The SCS Hedged Opportunities Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “Feeder Fund”) pursues its investment objective by investing substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective and substantially the same investment policies as the Master Fund (except that the Feeder Fund pursues its investment objective by investing in the Master Fund).

The SCS Hedged Opportunities (TE) Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “TE Feeder Fund”, together with the “Feeder Fund” the “Feeder Funds”) pursues its investment objective by investing substantially all of its assets in the SCS Hedged Opportunities Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company. The Offshore Fund is not registered as an investment company under the Investment Company Act. The Offshore Fund in turn invests substantially all of its assets in the Master Fund. The TE Feeder Fund and Offshore Fund have the same investment objective and substantially the same investment policies as the Master Fund (except that they pursue their investment objectives by investing in the Master Fund).

The Master Fund and Feeder Funds are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Master Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. The same directors also serve as the Feeder Funds’ Board.

2.	Significant Accounting Policies

The Master Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Master Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Master Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. The Master Fund indirectly bears its portion of the expenses of the Portfolio Funds. Therefore, the Portfolio Fund’s expenses are not included in the Master Fund’s Statement of Operations or Financial Highlights.

C. Investments in Portfolio Funds

In accordance with the terms of the Master Fund’s Prospectus, the investments in the Portfolio Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds have the ability to suspend redemptions.

Certain Portfolio Funds charge annual management fees ranging from 1% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also charge performance allocations of up to 25% of their net profits as defined by the respective Portfolio Fund partnership agreement or other similar offering document.

The Portfolio Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Master Fund’s interest in the Portfolio Funds, such risks are limited to the Master Fund’s invested amount in each investee.

Of the Portfolio Funds listed on the Schedule of Investments, Passport Global Strategies III Ltd. is a side pocketed investment from a full fund redemption while Serengeti Multi-Series LLC — Series E has illiquid share classes (Sub-Series 2 and 4) that are expected to self-liquidate in one and a half years.

D. Investments Paid in Advance

Investments paid in advance represent funds which have been sent to Portfolio Funds prior to September 30, 2014 but are not effective until October 1, 2014. At September 30, 2014, the Fund made the commitment to purchase $700,000 in GG Macro LP.

E. Investment Valuation

The Master Fund primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Master Fund’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Adviser may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board. At September 30, 2014 all Portfolio Funds were valued at their respective NAVs.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Master Fund calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Master Fund’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

F. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

G. Fair Value

The fair values of the Master Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the statement of assets and liabilities.

H. Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of September 30, 2014, the Master Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

H. Indemnifications

Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Investment Transactions

For the six months ended September 30, 2014, the Master Fund purchased (at cost) and sold interests (proceeds) in Portfolio Funds in the amount of $8,638,018 and $4,611,351 (excluding short-term securities), respectively.

4.	Derivative Financial Instruments

The Master Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Master Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Master Fund’s results of operations and financial position.

The Master Fund occasionally purchases and sells (“writes”) put and call equity options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Master Fund for purchased options would be included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Master Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Master Fund for written options would be included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Master Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Master Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Master Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Master Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Master Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Master Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Master Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Master Fund may use derivatives in an attempt to achieve an economic hedge, the Master Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The Master Fund did not invest in derivative financial instruments during the six months ended September 30, 2014.

5.	Management and Performance Fees, Administration Fees and Custodian Fees

The Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 0.50% of the Master Fund’s net assets effective April 1, 2013. Prior to April 1, 2013, the Master Fund’s Advisor Fee was accrued and paid at an annual rate of 1.25% of the Master Fund’s net assets.

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund’s administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000.

The Master Fund has engaged U.S. Bank, N.A. to serve as the Master Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000.

6.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Master Fund and each of the Feeder Funds and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund and the Feeder Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Directors who are not employed by the Adviser are each paid (in the aggregate) by the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Master Fund or the Feeder Funds. Two of the Directors are employees of the Adviser and receive no compensation from the Master Fund or Feeder Funds for serving as Directors.

All of the Officers of the Master Fund and Feeder Funds are affiliated with the Adviser. Such Officers receive no compensation from the Master Fund or Feeder Funds for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

7.	Shareholder Transactions

The Master Fund from time to time may offer to repurchase shares pursuant to written tenders by Investors. Any such repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase Interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests from Investors, on a quarterly basis, on or about March 31st, June 30th, September 30th, and December 31st of each year.

The Master Fund had 1,571,134 shares outstanding at September 30, 2014. The Master Fund issued 289,361 shares through shareholder subscriptions and redeemed 157,432 shares through shareholder redemptions during the six months ended September 30, 2014. The Master Fund has issued 96,692 shares through shareholder subscriptions and redeemed 552,467 shares through shareholder redemptions during the year ended March 31, 2014.

As of September 30, 2014 the Feeder Fund and Offshore Fund owned 82.88% and 17.12% of the outstanding shares of the Master Fund, respectively.

8.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Master Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Master Fund during or following periods of negative performance. Although the Master Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

9.	Fair Value of Financial Instruments

The Master Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). The Master Fund utilized the Portfolio Funds’ month-end NAVs as of the reporting date for fair value. The Portfolio Funds require a redemption notice, and generally include a lock-up period. Lock-up periods are generally specific to each subscription. The liquidity of investments is equal to or less than three months from the date of the financial statements.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Master Fund utilized the Portfolio Funds’ month-end NAVs as of the reporting date for fair value. The Portfolio Funds require a redemption notice, and generally include a lock-up period. Lock-up periods are generally specific to each subscription. The liquidity of investments is greater than three months from the date of the financial statements.

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Master Fund’s investments as of September 30, 2014:

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Lock-up Periods) (Level 3)	Total
Investments
Investment Companies
Credit — ABS	$—	$682,717	$2,048,149	$2,730,866
Credit — Insurance	—	—	29,130	29,130
Credit — RMBS	—	—	4,757,600	4,757,600
Credit — Structured Credit	—	3,164,808	2,963,091	6,127,899
Equity Long/Short — Global	—	—	623,248	623,248
Equity Long/Short — Regional Specialist	—	2,193,849	—	2,193,849
Equity Long/Short — Sector	—	3,253,780	2,395,990	5,649,770
Event Driven — Merger/Arbitrage	—	4,287,436	—	4,287,436
Event Driven — Regional Specialist	—	1,514,104	7,072,182	8,586,286
Multi-Strategy — Event Driven	—	543,850	7,070,658	7,614,508
Multi-Strategy — Regional Specialist	—	261,369	784,106	1,045,475
Short Term Investments(a)	1,128,758	—	—	1,128,758

	$1,128,758	$15,901,913	$27,744,154	$44,774,825

(a)	Short Term Investments that are sweep investments for cash balances in the Fund at September 30, 2014.

Following is a reconciliation of Level 3 assets.

	Balance as of March 31, 2014	Purchases	Sales	Total Realized Gains/ (Losses)	Change in Unrealized Gains (Losses)	Transfer into Level 3*	Transfer out of Level 3*	Balance as of September 30, 2014	Change in Unrealized Gains/ Losses on Investments still Held at September 30, 2014
Credit — ABS	$3,393,247	$—	$—	$—	$232,617	$—	$(1,577,715)	$2,048,149	$131,399
Credit — Insurance	574,274	—	—	—	(9,995)	—	(535,149)	29,130	(516)
Credit — RMBS	—	800,000	—	—	—	3,957,600	—	4,757,600	241,890
Credit — Structured Credit	2,991,523	—	—	—	253,401	—	(281,833)	2,963,091	225,528
Equity Long/Short — Global	12,680	626,574	—	—	(7,766)	—	(8,240)	623,248	(16,006)
Equity Long/Short — Sector	1,807,371	400,000	—	—	189,287	—	(668)	2,395,990	188,619
Event Driven — Regional Specialist	4,435,320	2,600,000	—	—	(280,106)	316,968	—	7,072,182	59,664
Multi-Strategy — Event Driven	4,206,206	1,961,444	—	—	(216,059)	1,448,954	(329,887)	7,070,658	(106,547)
Multi-Strategy — Regional Specialist	1,373,231	—	—	—	20,737	—	(609,862)	784,106	11,664

Total	$18,793,852	$6,388,018	$—	$—	$182,116	$5,723,522	$(3,343,354)	$27,744,154	$735,695

*	Transfers into Level 3 and transfers out of Level 3 occur on September 30, 2014.

During the six months ended September 30, 2014, there were no transfers between Level 1 and Level 2. The Fund includes the valuation of securities under a lock-up period greater than three months as a Level 3 security. No unobservable inputs are used in valuing the Portfolio Funds, as they are priced by third-party service providers and audited annually. Reclassification of certain securities from Level 3 to Level 2 is done based on the expected expiration of lock-up periods applicable to the relevant Portfolio Funds that are no longer greater than three months from the reporting period.

10.	Subsequent Events

The Fund has evaluated all subsequent events through November 26, 2014, the date these financial statements were issued. The Fund issued a tender offer on September 23, 2014. Shareholder tenders amounted to approximately $482,000, redeemable at the December 31, 2014 net asset value, payable on January 2, 2015.

The Fund placed redemption requests prior to September 30, 2014 for redemptions in October. Proceeds received from such redemptions totaled approximately $2.4 million.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of November 26, 2014.

SCS Hedged Opportunities Master Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Master Fund’s confidential Offering Memorandum includes additional information about the Master Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Fund, LLC &

SCS Hedged Opportunities Master Fund, LLC

Privacy Notice

As an investor (“Investor”) in SCS Hedged Opportunities Fund, LLC, SCS Hedged Opportunities (TE) Fund, LLC or SCS Hedged Opportunities Master Fund, LLC (the “Funds”), you are entitled to know how we protect your nonpublic personal information and how we limit its disclosure. This privacy policy applies to individuals and institutions who are Investors, or have been Investors in the past. This privacy policy describes our policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other information about you.

Information We Collect

We collect nonpublic personal information about you from the following sources:

•

Information we receive from you on your investor information forms, account opening forms, subscription agreements, or other forms. This information includes, for example, your name, address, social security number, assets and income.

Information We Disclose

We do not disclose your nonpublic personal information to anyone, except as permitted or required by law. This means, most importantly, that we do not sell Investor information — whether it is your personal information or the fact that you are an Investor in the Funds — to anyone. Instead, we use your information primarily to complete transactions that you request. Here are the details:

•	To implement your wealth management plan, including the selection of investment managers, it may be necessary to provide identifying information to nonaffiliated third parties.

•

In certain instances, we may contract with nonaffiliated third parties to perform services for us and, where necessary, disclose your information (described above) to them. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. Further, we require these third parties to treat your nonpublic information confidentially.

•

Finally, we will release your nonpublic information if you direct us to do so, if we are required by law to do so or in other limited circumstances permitted by law — for example, to protect your account from fraud.

What Happens If You Close Your Account

If you decide to close your account(s), we will adhere to the privacy policies and procedures described in this notice.

Who Has Access to Your Personal Information

We restrict access to your nonpublic personal information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

We Will Keep You Informed

This publication replaces all previous statements of our privacy policy. As required by law, we will notify you annually of our privacy policy. We reserve the right to modify this policy at any time and will keep you informed of changes.

SCS HEDGED OPPORTUNITIES FUND, LLC

BOARD OF DIRECTORS

Peter Mattoon*, Chairman of the Board

Peter Lombard, Independent Director

James Orr, Interested Director

Edmond Villani, Independent Director

Joseph McCuine*, Interested Director

OFFICERS

Peter Mattoon*, President & Chief Executive Officer

Joseph McCuine*, Vice President & Chief Financial Officer

Adrian Ketri*, Vice President & Chief Compliance Officer

Stephen Goff*, Secretary

INVESTMENT ADVISER

SCS Capital Management, LLC

One Winthrop Square

Boston, MA 02110

LEGAL COUNSEL

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, J1S

Milwaukee, WI 53202

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

*	Employed by SCS Capital Management, LLC

One Winthrop Square  |  Boston, MA 02110

617.204.6400   |  www.scsfinancial.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 04/01/14-04/30/14	0	0	0	0
Month #2 05/01/14-05/31/14	0	0	0	0
Month #3 06/01/14-06/30/14 *	152,499	$28.89	152,499	$5,993,000
Month #4 07/01/14-07/31/14	0	0	0	0
Month #5 08/01/14-08/31/14	0	0	0	0
Month #6 09/01/14-09/30/14 ^	4,933	$28.97	4,933	$5,512,000

Total	157,432	$28.93	157,432	$11,505,000

*	The Fund issued a tender offer on March 17, 2014. The tender offer enabled up to $5,993,000 to be redeemed by shareholders. The tendered shares were paid out at the June 30, 2014 net asset value per share.
^	The Fund issued a tender offer on June 17, 2014. The tender offer enabled up to $5,512,000 to be redeemed by shareholders. The tendered shares were paid out at the September 30, 2014 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this Item to be reported.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(a)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SCS Hedged Opportunities Master Fund, LLC

By (Signature and Title)	/s/ Peter H. Mattoon
Peter H. Mattoon, Chief Executive Officer

Date	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter H. Mattoon
Peter H. Mattoon, Chief Executive Officer

Date	November 25, 2014

By (Signature and Title)	/s/ Joseph E. McCuine
Joseph E. McCuine, Chief Financial Officer

Date	November 25, 2014

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